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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                December 7, 2004
                        --------------------------------

                             VA Software Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                      000-28369              77-0399299
          --------                      ---------              ----------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)

                              46939 Bayside Parkway
                            Fremont, California 94538
          (Address of principal executive offices, including zip code)

                                 (510) 687-7000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers.

(b) Douglas Leone resigned as a member of the Registrant's Board of Directors effective as of December 7, 2004.

Item 8.01  Other Events.

         Following his resignation as a member of the Registrant's Board of Directors, Mr. Leone entered into a consulting agreement with the Registrant (the "Consulting Agreement"). Pursuant to the Consulting Agreement, for twenty-four (24) months from December 8, 2004 Mr. Leone will provide consulting services to the Registrant's Chief Executive Officer.

         On  December  8,  2004,   following  Mr.  Leone's  resignation  and  in
accordance with the Company's Bylaws, the Company's Board of Directors reduced the number of directors from 9 to 8.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VA SOFTWARE CORPORATION
                              a Delaware corporation

                           By:/s/ Kathleen R. McElwee
                              ------------------------------------
                              Kathleen R. McElwee
                              Senior Vice President and Chief Financial Officer


Date:  December 8, 2004